UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 Or 15(D) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 2, 2008

Transfer Technology International Corp.
 (Exact name of Registrant as specified in its charter)
____________________

Delaware (State or other Jurisdiction of Incorporation or organization)	000-27131 (Commission File Number)	88-0381258 (IRS Employer I.D. No.)
___________________________

2203 North Lois Avenue, Suite 929
Tampa, Florida 33607
(813) 600-4081
(813) 872-9597
 (Address, including zip code, and telephone and facsimile numbers, including area code, of registrant’s executive offices)
___________________________
N/A
(Former name if changed since last report)
This amended current report on Form 8-K/A amends and restates and its entirety the current report on Form 8-K filed by the Registrant on April 7, 2008.

Item 3.02	Unregistered Sales of Equity Securities

On April 2, 2008, the Company issued an aggregate of 1,258,124 Rule 144 restricted shares of common stock to one recipient.  The shares were issued in exchange for the acquisition and transfer rights of key intellectual properties and the cancellation of debt.  The valuation of the consideration received by the Company ranged from the par value of the stock to $0.15 per share.  The issuance of the shares was exempt from the registration requirements of Section 5 of the Securities Act of 1933 (the “Act”) pursuant to Section 4(2) of the Act since the shares were issued by the Company and did not involve any public offering.  The share recipient is closely related to and well known by the Company and no money was raised.  The shares issued are restricted shares pursuant to Rule 144 promulgated under the Act.
SIGNATURE PAGE

Pursuant to the requirement of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Transfer Technology International Corp.

Dated: April 8, 2008                                                       By: /s/ Chris Trina
           Chris Trina
           Chief Executive Officer